Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FOURTH AMENDMENT TO DISTRIBUTORSHIP AGREEMENT

THIS FOURTH AMENDMENT to Distributorship Agreement (“Amendment”) is made this __ day of _______________, 2018 by and between Oxford Immunotec Limited, a company incorporated in England with number 04516079, whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX154 4RZ (the “Company”) and Fosun Long March Medical Science Co. Ltd., (registration number Shanghai Joint-Venture 000422) whose registered office and principal place of business is both at 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai I) and Shanghai Xin Chang Medical Device Co. Ltd (registration number 310110000477786), whose registered office and principal place of business is at number 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai II”) (Fosun Shanghai I and Fosun Shanghai II are herein collectively referred to as “Distributors”.)

Whereas,

A.     The Company and Distributors are parties to a Distributorship Agreement dated 8 October 2013 (the “Distributorship Agreement”), and amended on or about 22 April 2015 (the “First Amendment”), and again on 3 November 2016 (the “Second Amendment”), and again on December 20, 2017 (the “Third Amendment”), pursuant to which Distributors were appointed to distribute Company’s Products in the Territory; and,

B.     The Company and Distributors now wish to further amend the Distributorship Agreement to incorporate the terms and conditions as set forth in this Fourth Amendment.

IT IS AGREED as follows:

1.           Except to the extent defined in this Amendment, all capitalized terms shall have the definitions provided in the Distributorship Agreement.

2.           Paragraph B of the Whereas clauses is deleted in its entirety and is intentionally left blank.

3.           Section 1.1.18 is deleted in its entirety and is intentionally left blank.

4.           Section 1A.2 is deleted in its entirety and is intentionally left blank.

5.           Section 2.2 is deleted in its entirety and replaced with the following:

2.2.     Neither Distributor shall represent itself as an agent of the company for any purpose nor pledge the Company’s credit or give any condition or warranty to make any representation on the Company’s behalf or commit the Company in any respect to any contracts or other obligations of any kind. Further, neither Distributor shall without the Company’s prior written consent make any promises or guarantees with reference to the Products beyond those contained in the promotional material supplied by the Company or otherwise incur any liability on behalf of the Company.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.           Section 3.1.6 is deleted in its entirety and intentionally left blank.

7.           Section 7.1.7 is deleted in its entirety and intentionally left blank.

8.           Section 12.5 is deleted in its entirety and replaced with the following:

If the Products do not successfully maintain Registration throughout the Term, the parties will meet and confer to determine whether the Agreement shall continue with respect to the Products subject to Registration or shall be terminated in whole or in part.

9.           Section 13.1.7 is deleted in its entirety and intentionally left blank.

10.          For the Contract Year commencing 1 January 2018 (the “2018 Contract Year”), Fosun shall be entitled to a rebate equal to [***]% of the total value of Kits paid for by Fosun during the 2018 Contract Year (the “2018 Rebate”), which shall be paid as set forth below; provided, however, the 2018 Rebate shall only become due and payable if Fosun pays for a total of [***] Kits on or before 15 December 2018 (the “2018 Rebate Minimum”). If Fosun has not paid for the 2018 Rebate Minimum, the 2018 Rebate shall not become due and payable to Fosun. If applicable, the 2018 Rebate shall be paid to Fosun in the form of a credit to the final invoice for Kit purchases in 2018.

11.          Except as amended hereby, all other terms of the Distributorship Agreement, as amended, shall remain in full force and effect.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS that this Amendment has been executed by duly authorized officers of the parties to the Agreement the day and year first above written.

For and on behalf of Oxford Immunotec Limited

Signature:	/s/ Stefan Linn

Name:	Stefan Linn

Title:	COO

Date:	June 4, 2018

Place:	Beijing

For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature:	/s/ Dr. Zhang Yue Jian

Name:	Dr. Zhang Yue Jian

Title:	Chairman

Date:	June 5, 2018

Place:	Shanghai

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature:	/s/ Dr. Zhang Yue Jian

Name:	Dr. Zhang Yue Jian

Title:	Chairman

Date:	June 5, 2018

Place:	Shanghai